Income Taxes (LendingClub Corp)	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Income Taxes

7.      INCOME TAXES

The difference between income tax expense attributable to continuing operations and the amount of income tax expense that would result from applying domestic federal statutory rates to pre-tax income (loss) is mainly related to an increase in the valuation allowance. Valuation allowances are established, when necessary, to reduce deferred income tax assets to the amount expected to be realized. Deferred income tax assets are mainly related to net operating loss carryforwards.

Management has chosen to take a 100% valuation allowance against the deferred income tax asset until such time as management believes that its projections of future profits make the realization of the deferred income tax assets more likely than not. Significant judgment is required in the evaluation of deferred income tax benefits and differences in future results from management’s estimates could result in material differences.

As of December 31, 2016, the Company has a net loss carryforward of approximately $21 million that may potentially be used to offset future Federal taxable income. This net loss carryforward will expire through 2036. In the event of statutory ownership changes, the amount of net operating loss carryforward that may be utilized in future years is subject to significant limitations.

The Company has adopted guidance issued by the FASB that clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold of more likely than not and a measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In making this assessment, a company must determine whether it is more likely than not that a tax position will be sustained upon examination, based solely on the technical merits of the position and must assume that the tax position will be examined by taxing authorities. The Company’s policy is to include interest and penalties related to unrecognized tax benefits in income tax expense. Interest and penalties totaled $0 for the years ended December 31, 2016 and 2015. The Company files income tax returns with the Internal Revenue Service (“IRS”) and the states of Alabama, Arizona, California, Florida, Georgia, Illinois, Kentucky, Louisiana, Maryland, Missouri, Nevada, New Jersey, New Mexico, Ohio, Oregon, Pennsylvania, Texas, Utah, and Virginia. All of the Company’s tax filings are still subject to examination. The Company’s net operating loss carryforwards are subject to IRS examination until they are fully utilized and such tax years are closed.

We utilize FASB ASC 740-10, “Income Taxes” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns.

Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The provision for income taxes represents the tax payable for the period and the change during the period in deferred tax assets and liabilities.

The components of the income tax provision for fiscal year 2016 and 2015 were as follows:

	2016	2015
Current
Federal	$0	$0
State	0	0
	0	0
Deferred
Federal	0	0
State	0	0
	0	0

Total	$0	$0

A reconciliation of the expected income tax (benefit) computed using the federal statutory income tax rate to the Company’s effective income tax rate is as follows for fiscal year 2016 and 2015:

	2016	2015
Income tax computed at federal statutory tax rate	-34.0%	-34.0%
Non-deductible expenses	5.7	2.2
Change in Valuation allowance	28.3	31.8
Total	0%	0%

Significant components of the Company’s deferred tax assets and liabilities for income taxes for the fiscal years ended December 31, 2016 and 2015 are as follows:

	2016	2015
Deferred tax assets
Provision for credit losses	$412,000	$335,000
Deferred rent		4,000
Intangible assets	391,000	425,000
Net Operating loss carryforwards	7,400,000	5,650,000
Total deferred tax assets	8,203,000	6,414,000
Less: Valuation allowance	(8,203,000)	(6,414,000)
Net deferred tax assets	$0	$0

LendingClub Corp [Member]
Income Taxes

13. Income Taxes

The Company continues to recognize a full valuation allowance against net deferred tax assets. This determination was based on the assessment of the available positive and negative evidence to estimate if sufficient future taxable income will be generated to utilize the existing deferred tax assets. As of March 31, 2017 and December 31, 2016, the valuation allowance was $131.8 million and $75.3 million, respectively. The increase in the valuation allowance is due to the adoption of ASU 2016-09, which increased the Company’s deferred tax assets for previously unrecognized excess tax benefits associated with the exercise of stock options and the vesting of RSUs.

16. Income Taxes

Loss before income tax expense was $(150.2) million, $(2.2) million and $(31.5) million for the years ended December 31, 2016, 2015 and 2014, respectively. Income tax (benefit) expense consisted of the following for the periods shown below:

Year Ended December 31,	2016	2015	2014
Current:
Federal	$(515)	$—	$—
State	(267)	720	56
Total current tax (benefit) expense	$(782)	$720	$56

Deferred:
Federal	$(2,589)	$1,405	$1,185
State	(857)	708	149
Total deferred tax (benefit) expense	$(3,446)	$2,113	$1,334
Income tax (benefit) expense	$(4,228)	$2,833	$1,390

Income tax benefit for the year ended December 31, 2016 was primarily attributable to the tax effects of the impairment of tax-deductible goodwill from the acquisition of Springstone, which previously gave rise to an indefinite-lived deferred tax liability, and the tax effects of unrealized gains credited to other comprehensive income associated with the Company’s available for sale portfolio. Income tax expense for the year ended December 31, 2015, was primarily attributable to the amortization of tax deductible goodwill from the acquisition of Springstone, which gave rise to an indefinite-lived deferred tax liability, and the realization of excess tax benefits related to stock-based compensation. For the year ended December 31, 2014, income tax expense was primarily related to the amortization of tax deductible goodwill from the acquisition of Springstone.

A reconciliation of the income taxes expected at the statutory federal income tax rate and the income tax (benefit) expense for the years ended December 31, 2016, 2015 and 2014, is as follows:

Year Ended December 31,	2016	2015	2014
Tax at federal statutory rate	$(51,072)	$(738)	$(10,711)
State tax, net of federal tax benefit	(1,028)	1,277	98
Stock-based compensation expense	3,509	549	5,040
Research and development tax credits	(688)	(1,068)	—
Change in valuation allowance	42,714	2,686	6,858
Change in unrecognized tax benefit	2,817	(62)	—
Other	(480)	189	105
Income tax (benefit) expense	$(4,228)	$2,833	$1,390

The significant components of the Company’s deferred tax assets and liabilities as of December 31, 2016 and 2015 were:

December 31,	2016	2015
Deferred tax assets:
Net operating loss carryforwards	$47,451	$5,621
Stock-based compensation	26,838	19,696
Reserves and accruals	18,409	11,506
Goodwill	9,855	—
Intangible assets	3,978	2,693
Tax credit carryforwards	2,483	1,810
Other	82	697
Total deferred tax assets	109,096	42,023
Valuation allowance	(75,308)	(25,348)
Deferred tax assets – net of valuation allowance	$33,788	$16,675

Deferred tax liabilities:
Internally developed software	$(21,436)	$(11,353)
Servicing fees	(6,445)	(1,516)
Depreciation and amortization	(5,907)	(4,089)
Goodwill	—	(3,163)
Total deferred tax liabilities	$(33,788)	$(20,121)
Deferred tax (liability) asset – net	$—	$(3,446)

The table of deferred tax assets and liabilities does not include certain deferred tax assets as of December 31, 2016 and 2015, related to tax deductions for equity-based compensation greater than the compensation recognized for financial reporting excess tax benefits. Stockholders’ equity is estimated to increase by approximately $58.5 million, if and when such deferred tax assets are ultimately realized. The “with-and-without” approach, excluding the measurement of any indirect effects, is used when determining when excess tax benefits have been realized.

The Company continues to recognize a full valuation allowance against net deferred tax assets, excluding the deferred tax liability for indefinite-lived intangibles. This determination was based on the assessment of the available positive and negative evidence to estimate if sufficient future taxable income will be generated to utilize the existing deferred tax assets. As of December 31, 2016 and 2015, the valuation allowance was $75.3 million and $25.3 million, respectively.

As of December 31, 2016, the Company had federal and state net operating loss (NOL) carryforwards of approximately $260.3 million and $178.0 million, respectively, to offset future taxable income. The federal and state NOL carryforwards will expire beginning in 2025 and 2028, respectively. Additionally, as of December 31, 2016, the Company had federal and state tax credit carryforwards of $1.1 million and $3.0 million, respectively. The federal tax credit carryforwards will expire beginning in 2025 and the state tax credits will expire beginning in 2020.

In general, a corporation’s ability to utilize its NOL and research and development carryforwards may be substantially limited due to the ownership change limitations as required by Section 382 and 383 of the Internal Revenue Code of 1986, as amended (Code), as well as similar state provisions. The federal and state Section 382 and 383 limitations may limit the use of a portion of the Company’s domestic NOL and tax credit carryforwards. Further, a portion of the carryforwards may expire before being applied to reduce future income tax liabilities.

A reconciliation of the beginning and ending balance of total unrecognized tax benefits for the years ended December 31, 2016, 2015 and 2014, is as follows:

Year Ended December 31,	2016	2015	2014
Beginning balance	$429	$491	$1,080
Gross increase (decrease) for tax positions related to prior years	677	(310)	(589)
Gross increase for tax positions related to the current year	2,140	248	—
Ending balance	$3,246	$429	$491

If the unrecognized tax benefit as of December 31, 2016 is recognized, there will be no effect on the Company’s effective tax rate as the tax benefit would increase a deferred tax asset, which is currently offset with a full valuation allowance. The Company recognizes interest and penalties related to unrecognized tax benefits within income tax expense. As of December 31, 2016, the Company had no accrued interest and penalties related to unrecognized tax benefits. The Company does not expect any significant increases or decreases to its unrecognized benefits within the next twelve months.

The Company files income tax returns in the United States and various state jurisdictions. As of December 31, 2016, the Company’s federal tax returns for 2012 and earlier, and the state tax returns for 2011 and earlier were no longer subject to examination by the taxing authorities. However, tax periods closed in a prior period may be subject to audit and re-examination by tax authorities for which tax carryforwards are utilized in subsequent years.